As filed with the Securities and Exchange Commission on May 23, 2008
Registration Statement Nos. 333-134538, 333-134538-01, 333-134538-02, 333-134538-03,
333-134538-04, 333-134538-05, 333-134538-06, 333-134538-07, 333-134538-08,
333-134538-09, 333-134538-10, 333-134538-11, 333-134538-12, and 333-134538-13

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Post-Effective Amendment No. 1 to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933
THE BON-TON DEPARTMENT STORES, INC.
THE BON-TON STORES, INC.
(Exact name of each registrant as specified in its respective charter)

The Bon-Ton Department Stores, Inc. — Pennsylvania The Bon-Ton Stores, Inc. — Pennsylvania (State or other jurisdiction of incorporation or organization)	5311 5311 (Primary standard industrial classification code number)	23-1269309 23-2835229 (I.R.S. employer identification number)
2801 East Market Street
York, Pennsylvania 17402
(717) 757-7660
www.bonton.com
(Address, including zip code, and telephone number, including area code, of principal executive offices of each registrant)
SEE TABLE OF ADDITIONAL REGISTRANTS
Robert E. Stern, Esq.
Vice President-General Counsel and Secretary
The Bon-Ton Stores, Inc.
2801 East Market Street
York, Pennsylvania 17402
(717) 757-7660
(Name, address, including zip code, and telephone number, including area code, of agent for service)
Copies of all communications to:
Henry Miller, Esq.
Wolf, Block, Schorr and Solis-Cohen LLP
1650 Arch Street
Philadelphia, PA 19103
(215) 977-2000
     Approximate date of commencement of proposed sale to the public: Effective June 29, 2006, the co-registrants registered $510,000,000 of The Bon-Ton Department Stores, Inc.’s 10 1/4% Senior Notes due 2014. On August 4, 2006, pursuant to the closing of its exchange offer, The Bon-Ton Department Stores, Inc. exchanged $509,470,000 of its registered 10 1/4% Senior Notes due 2014 for its unregistered 10 1/4% Senior Notes due 2014. The co-registrants are amending the Registration Statement solely for the purpose of deregistering $530,000 of the registered 10 1/4% Senior Notes due 2014.
     If the only securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box: ☐
     If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐
     Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a smaller reporting company. See the definitions of “large accelerated filer,” “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer ☐	Accelerated filer ☑	Non accelerated filer ☐	Smaller reporting company ☐
(Do not check if a smaller reportingcompany)
Table of Additional Registrants
The following subsidiaries of The Bon-Ton Department Stores, Inc. are guarantors of the notes and are co-registrants:

	State or Other	Primary Standard
	Jurisdiction of	Industrial	I.R.S. Employer
Exact Name of Each Registrant as	Incorporation or	Classification Code	Identification
Specified in its Respective Charter	Organization	Number	Number
Bon-Ton Distribution, Inc. (1)	Illinois	5311	63-1215855
Carson Pirie Scott II, Inc. (1)	Mississippi	5311	64-0202140
Carson Pirie Scott, LLC (1)(2)
Elder-Beerman Holdings, Inc. (3)(4)
Elder-Beerman Operations, LLC (3)(4)
Elder-Beerman West Virginia, Inc. (4)	West Virginia	5311	55-0287130
Herberger’s Department Stores, LLC (1)(2)
McRIL, LLC (1)	Virginia	5311	63-1265548
The Bon-Ton Giftco, Inc. (4)	Florida	5311	23-3102805
The Bon-Ton Stores of Lancaster, Inc. (4)	Pennsylvania	5311	23-2654572
The Bon-Ton Trade, LLC (5)	Delaware	5311	51-0338891
The Elder-Beerman Stores Corp. (4)	Ohio	5311	31-0271980

(1)	The address, including zip code, of this registrant’s principal executive offices is 331 West Wisconsin Ave., Milwaukee WI 53203, and the telephone number, including area code, of principal executive offices is (414) 347-4141.

(2)	This entity merged into The Bon-Ton Department Stores, Inc. in December 2007.

(3)	This entity merged into The Elder-Beerman Stores Corp. in December 2007.

(4)	The address, including zip code, and telephone number, including area code, of this registrant’s principal executive offices are the same as those of The Bon-Ton Stores, Inc., a Pennsylvania corporation.

(5)	The address, including zip code, of this registrant’s principal executive offices is 300 Delaware Avenue, Suite 12122, Wilmington, DE 19801, and the telephone number, including area code, of its principal executive offices is (302) 576-2714.

DEREGISTRATION OF SECURITIES
     In accordance with the undertaking of The Bon-Ton Stores, Inc., The Bon-Ton Department Stores, Inc. and the co-registrants (collectively, the “Registrants”) set forth in the registration statement on Form S-4 (File Nos. 333-134538, 333-134538-01, 333-134538-02, 333-134538-03, 333-134538-04, 333-134538-05, 333-134538-06, 333-134538-07, 333-134538-08, 333-134538-09, 333-134538-10, 333-134538-11, 333-134538-12, and 333-134538-13), declared effective by the United States Securities and Exchange Commission on June 29, 2006 (the “Registration Statement”), the Registrants are filing this Post-Effective Amendment No. 1 to the Registration Statement to deregister $530,000 of the 10 1/4% Senior Notes due 2014 of The Bon-Ton Department Stores, Inc. (“Notes”), previously registered under the Securities Act of 1933, as amended, pursuant to the Registration Statement.
     The Registration Statement, which registered $510,000,000 of Notes, was declared effective by the Securities and Exchange Commission on June 29, 2006. Upon the closing of the Offer to Exchange up to $510,000,000 10 1/4% Senior Notes due 2014, Guaranteed on a Senior Basis by The Bon-Ton Stores, Inc., registered under the Securities Act of 1933 for up to $510,000,000 Unregistered 10 1/4% Senior Notes due 2014, Guaranteed on a Senior Basis by The Bon-Ton Stores, Inc., on August 4, 2006, $509,470,000 of the Notes were issued. In accordance with the undertaking mentioned above, the Registrants deregister the remaining $530,000 of the Notes previously registered pursuant to the Registration Statement.

SIGNATURES

SIGNATURES
     Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, Commonwealth of Pennsylvania, on May 23, 2008.

The Bon-Ton Stores, Inc.
By:	/s/ BYRON L. BERGREN
	Name:	Byron L. Bergren
	Title:	President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated:

Signatures	Title	Date

* Tim Grumbacher	Executive Chairman of the Board	May 23, 2008

/s/ BYRON L. BERGREN Byron L. Bergren	President and Chief Executive Officer and Director (Principal Executive Officer)	May 23, 2008

/s/ KEITH E. PLOWMAN Keith E. Plowman	Executive Vice President, Chief Financial Officer and Principal Accounting Officer (Principal Financial Officer and Principal Accounting Officer)	May 23, 2008

/s/ LUCINDA M. BAIER Lucinda M. Baier	Director	May 23, 2008

* Robert B. Bank	Director	May 23, 2008

* Philip M. Browne	Director	May 23, 2008

* Shirley A. Dawe	Director	May 23, 2008

* Marsha M. Everton	Director	May 23, 2008

* Michael L. Gleim	Director	May 23, 2008

/s/ THOMAS K. HERNQUIST Thomas K. Hernquist	Director	May 23, 2008

/s/ TODD C. McCARTY Todd C. McCarty	Director	May 23, 2008

Signatures	Title	Date

* Robert E. Salerno	Director	May 23, 2008

* By:	/s/ KEITH E. PLOWMAN
Keith E. Plowman, as attorney-in-fact
pursuant to power of attorney previously filed as part of this registration statement

SIGNATURES
     Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, Commonwealth of Pennsylvania, on May 23, 2008.

The Bon-Ton Department Stores, Inc.
By:	/s/ KEITH E. PLOWMAN
	Name:	Keith E. Plowman
	Title:	Executive Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated:

Signatures	Title	Date

/s/ BYRON L. BERGREN Byron L. Bergren	President and Chief Executive Officer and Director (Principal Executive Officer)	May 23, 2008

/s/ KEITH E. PLOWMAN Keith E. Plowman	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	May 23, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, Commonwealth of Pennsylvania, on May 23, 2008.

Bon-Ton Distribution, Inc.
By:	/s/ KEITH E. PLOWMAN
	Name:	Keith E. Plowman
	Title:	Executive Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated:

Signatures	Title	Date

* Byron L. Bergren	President and Chief Executive Officer and Director (Principal Executive Officer)	May 23, 2008

/s/ KEITH E. PLOWMAN Keith E. Plowman	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	May 23, 2008

* By:	/s/ KEITH E. PLOWMAN
Keith E. Plowman, as attorney-in-fact
pursuant to power of attorney previously filed as part of this registration statement

SIGNATURES
     Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, Commonwealth of Pennsylvania, on May 23, 2008.

Carson Pirie Scott II, Inc.
By:	/s/ KEITH E. PLOWMAN
	Name:	Keith E. Plowman
	Title:	Executive Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated:

Signatures	Title	Date

/s/ BYRON L. BERGREN Byron L. Bergren	President and Chief Executive Officer and Director (Principal Executive Officer)	May 23, 2008

/s/ KEITH E. PLOWMAN Keith E. Plowman	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	May 23, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, Commonwealth of Pennsylvania, on May 23, 2008.

Elder-Beerman West Virginia, Inc.
By:	/s/ KEITH E. PLOWMAN
	Name:	Keith E. Plowman
	Title:	Executive Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated:

Signatures	Title	Date

/s/ BYRON L. BERGREN Byron L. Bergren	President and Chief Executive Officer and Director (Principal Executive Officer)	May 23, 2008

/s/ KEITH E. PLOWMAN Keith E. Plowman	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	May 23, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, Commonwealth of Pennsylvania, on May 23, 2008.

McRIL, LLC
By:	/s/ KEITH E. PLOWMAN
	Name:	Keith E. Plowman
	Title:	Executive Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated:

Signatures	Title	Date

/s/ BYRON L. BERGREN Byron L. Bergren	President and Chief Executive Officer and Manager (Principal Executive Officer)	May 23, 2008

/s/ KEITH E. PLOWMAN Keith E. Plowman	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	May 23, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, Commonwealth of Pennsylvania, on May 23, 2008.

The Bon-Ton Giftco, Inc.
By:	/s/ KEITH E. PLOWMAN
	Name:	Keith E. Plowman
	Title:	President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated:

Signatures	Title	Date

/s/ KEITH E. PLOWMAN Keith E. Plowman	President and Chief Financial Officer and Director (Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer)	May 23, 2008

* Robert E. Stern	Director	May 23, 2008

* By:	/s/ KEITH E. PLOWMAN
Keith E. Plowman, as attorney-in-fact
pursuant to power of attorney previously filed as part of this registration statement

SIGNATURES
     Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, Commonwealth of Pennsylvania, on May 23, 2008.

The Bon-Ton Stores of Lancaster, Inc.
By:	/s/ ROBERT E. STERN
	Name:	Robert E. Stern
	Title:	Vice President Treasurer and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated:

Signatures	Title	Date

* Michael L. Gleim	President and Director (Principal Executive Officer)	May 23, 2008

/s/ ROBERT E. STERN Robert E. Stern	Vice President, Treasurer and Secretary and Director (Principal Financial Officer and Principal Accounting Officer)	May 23, 2008

* By:	/s/ KEITH E. PLOWMAN
Keith E. Plowman, as attorney-in-fact
pursuant to power of attorney previously filed as part of this registration statement

SIGNATURES
     Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, Commonwealth of Pennsylvania, on May 23, 2008.

The Bon-Ton Trade, LLC
By:	/s/ KEITH E. PLOWMAN
	Name:	Keith E. Plowman
	Title:	Treasurer and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated:

Signatures	Title	Date

* Robert E. Stern	President and Secretary and Manager (Principal Executive Officer)	May 23, 2008

/s/ KEITH E. PLOWMAN Keith E. Plowman	Treasurer and Chief Financial Officer and Manager (Principal Financial Officer and Principal Accounting Officer)	May 23, 2008

* By:	/s/ KEITH E. PLOWMAN
Keith E. Plowman, as attorney-in-fact
pursuant to power of attorney previously filed as part of this registration statement

SIGNATURES
     Pursuant to the requirements of the Securities Act, the undersigned registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of York, Commonwealth of Pennsylvania, on May 23, 2008.

The Elder-Beerman Stores Corp.
By:	/s/ KEITH E. PLOWMAN
	Name:	Keith E. Plowman
	Title:	Executive Vice President and Chief Financial Officer

     Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed below by the following persons in the capacities indicated:

Signatures	Title	Date

* Byron L. Bergren	President and Chief Executive Officer and Director (Principal Executive Officer)	May 23, 2008

/s/ KEITH E. PLOWMAN Keith E. Plowman	Executive Vice President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)	May 23, 2008

* By:	/s/ KEITH E. PLOWMAN
Keith E. Plowman, as attorney-in-fact
pursuant to power of attorney previously filed as part of this registration statement